EXHIBIT 99.1

Accrued Interest Date:                                 Collection Period Ending:
25-Jun-04                                                             30-Jun-04

Distribution Date:           BMW VEHICLE OWNER TRUST 2002-A            Period #
26-Jul-04                    ------------------------------                  26

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

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Balances
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                                                                                          Initial              Period End
       Receivables                                                                 $1,401,763,032            $377,106,590
       Reserve Account                                                                $14,017,630             $10,513,223
       Yield Supplement Overcollateralization                                          $6,397,885              $1,867,036
       Class A-1 Notes                                                               $311,000,000                      $0
       Class A-2 Notes                                                               $358,426,000                      $0
       Class A-3 Notes                                                               $446,779,000             $96,079,407
       Class A-4 Notes                                                               $251,253,000            $251,253,000
       Class B Notes                                                                  $27,907,000             $27,907,000

Current Collection Period
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       Beginning Receivables Outstanding                                             $403,839,026
       Calculation of Total Distribution Amount
             Regular Principal Distributable Amount
                   Receipts of Scheduled Principal                                    $14,770,598
                   Receipts of Pre-Paid Principal                                     $11,596,085
                   Liquidation Proceeds                                                  $228,738
                   Principal Balance Allocable to Gross Charge-offs                      $137,015
             Total Receipts of Principal                                              $26,732,436

             Interest Distribution Amount
                   Receipts of Interest                                                $2,118,992
                   Servicer Advances                                                           $0
                   Reimbursement of Previous Servicer Advances                           ($62,864)
                   Accrued Interest on Purchased Receivables                                   $0
                   Recoveries                                                             $35,023
                   Net Investment Earnings                                                 $8,118
             Total Receipts of Interest                                                $2,099,269

             Release from Reserve Account                                                      $0

       Total Distribution Amount                                                      $28,694,690

       Ending Receivables Outstanding                                                $377,106,590

Servicer Advance Amounts
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       Beginning Period Unreimbursed Previous Servicer Advance                         $2,217,306
       Current Period Servicer Advance                                                         $0
       Current Reimbursement of Previous Servicer Advance                                ($62,864)
       Ending Period Unreimbursed Previous Servicer Advances                           $2,154,441

Collection Account
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       Deposits to Collection Account                                                 $28,694,690
       Withdrawals from Collection Account
             Servicing Fees                                                              $336,533
             Class A Noteholder Interest Distribution                                  $1,322,330
             First Priority Principal Distribution                                             $0
             Class B Noteholder Interest Distribution                                    $112,791
             Regular Principal Distribution                                           $26,606,794
             Reserve Account Deposit                                                           $0
             Unpaid Trustee Fees                                                               $0
             Excess Funds Released to Depositor                                          $316,243
       Total Distributions from Collection Account                                    $28,694,690


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Excess Funds Released to the Depositor
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             Release from Reserve Account                                        $0
             Release from Collection Account                               $316,243
       Total Excess Funds Released to the Depositor                        $316,243

Note Distribution Account
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       Amount Deposited from the Collection Account                     $28,041,915
       Amount Deposited from the Reserve Account                                 $0
       Amount Paid to Noteholders                                       $28,041,915

Distributions
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       Monthly Principal Distributable Amount                       Current Payment     Ending Balance     Per $1,000        Factor
       Class A-1 Notes                                                           $0                 $0          $0.00         0.00%
       Class A-2 Notes                                                           $0                 $0          $0.00         0.00%
       Class A-3 Notes                                                  $26,606,794        $96,079,407         $59.55        21.50%
       Class A-4 Notes                                                           $0       $251,253,000          $0.00       100.00%
       Class B Notes                                                             $0        $27,907,000          $0.00       100.00%

       Interest Distributable Amount                                Current Payment         Per $1,000
       Class A-1 Notes                                                           $0              $0.00
       Class A-2 Notes                                                           $0              $0.00
       Class A-3 Notes                                                     $388,506              $0.87
       Class A-4 Notes                                                     $933,824              $3.72
       Class B Notes                                                       $112,791              $4.04



Carryover Shortfalls
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                                                                            Prior
                                                                      Period Carryover    Current Payment     Per $1,000
       Class A-1 Interest Carryover Shortfall                                    $0                 $0             $0
       Class A-2 Interest Carryover Shortfall                                    $0                 $0             $0
       Class A-3 Interest Carryover Shortfall                                    $0                 $0             $0
       Class A-4 Interest Carryover Shortfall                                    $0                 $0             $0
       Class B Interest Carryover Shortfall                                      $0                 $0             $0


Receivables Data
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                                                                   Beginning Period      Ending Period
       Number of Contracts                                                   29,504             28,431
       Weighted Average Remaining Term                                        28.71              27.80
       Weighted Average Annual Percentage Rate                                6.34%              6.34%

       Delinquencies Aging Profile End of Period                      Dollar Amount         Percentage
             Current                                                   $337,253,176             89.43%
             1-29 days                                                  $32,214,229              8.54%
             30-59 days                                                  $6,147,987              1.63%
             60-89 days                                                    $839,098              0.22%
             90-119 days                                                   $272,464              0.07%
             120+ days                                                     $379,636              0.10%
             Total                                                     $377,106,590            100.00%
             Delinquent Receivables +30 days past due                    $7,639,185              2.03%


       Write-offs
             Gross Principal Write-Offs for Current Period                 $137,015
             Recoveries for Current Period                                  $35,023
             Net Write-Offs for Current Period                             $101,992

             Cumulative Realized Losses                                  $6,474,505


       Repossessions                                                  Dollar Amount              Units
             Beginning Period Repossessed Receivables Balance              $691,469                 37
             Ending Period Repossessed Receivables Balance                 $659,546                 40
             Principal Balance of 90+ Day Repossessed Vehicles             $114,696                  7


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Yield Supplement Overcollateralization
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       Beginning Period Required Amount                                  $1,992,678
       Beginning Period Amount                                           $1,992,678
       Ending Period Required Amount                                     $1,867,036
       Current Period Release                                              $125,642
       Ending Period Amount                                              $1,867,036
       Next Distribution Date Required Amount                            $1,745,526

Reserve Account
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       Beginning Period Required Amount                                 $10,513,223
       Beginning Period Amount                                          $10,513,223
       Net Investment Earnings                                               $8,118
       Current Period Deposit                                                    $0
       Current Period Release to Collection Account                              $0
       Current Period Release to Depositor                                       $0
       Ending Period Required Amount                                    $10,513,223
       Ending Period Amount                                             $10,513,223


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